Exhibit 99.1

i-80 Gold Announces US$135 Million Bought Deal

Public Offering of Units

The base shelf prospectus is accessible, and the shelf prospectus supplement and any amendment to the documents will be accessible within two business days through SEDAR+

RENO, NEVADA, May 9, 2025 – i-80 GOLD CORP. (TSX:IAU) (NYSE:IAUX) (“i-80” or the “Company”) is pleased to announce that it has entered into an agreement with National Bank Financial Inc. and Cormark Securities Inc. as co-bookrunners (the “Co-Bookrunners”), on behalf of a syndicate of underwriters (collectively, the “Underwriters”) in which the Underwriters have agreed to purchase, on a bought deal basis, 270,000,000 units of the Company (the “Units”) at a price of US$0.50 per Unit for aggregate gross proceeds of US$135,000,000 (the “Offering”).

Each Unit is comprised of one common share (a “Common Share”) and one-half of one Common Share purchase warrant (each whole warrant, a “Warrant”). Each Warrant will entitle the holder thereof to purchase one Common Share at a price of US$0.70 for a period of 30 months following the closing of the Offering.

The Company has also granted to the Underwriters an over-allotment option to purchase an additional 15% of the base Offering at the Underwriters’ sole discretion, for additional gross proceeds to the Company of up to US$20,250,000, to acquire Units, Common Shares and/or Warrants (or any combination thereof), at the Underwriters’ discretion, and shall be exercisable by the Underwriters, in whole or in part, for a period of 30 days from and including the Closing Date (as defined below).

The net proceeds of the Offering, inclusive of the over-allotment option if exercised, will be used on growth expenditures in support of i-80’s new development plan in Nevada and for general corporate purposes, as more particularly described in the respective U.S. and Canadian prospectus supplements which are anticipated to be filed on May 13, 2025.

The Offering is expected to close on or about May 16, 2025 (the “Closing Date”), and is subject to certain conditions including, but not limited to, the receipt of all necessary corporate and regulatory approvals, including the approval of the Toronto Stock Exchange and the NYSE American.

The Offering will be made in the United States pursuant to an effective shelf registration statement on Form S-3 (No. 333-286531) that was filed by i-80 with the Securities and Exchange Commission (the “SEC”) on April 14, 2025, as amended and declared effective by the SEC on May 7, 2025. A prospectus supplement relating to the Offering will be filed with the SEC. The Offering will be made in Canada pursuant to a prospectus supplement to be filed in each of the provinces and territories, other than Québec, to the final base shelf prospectus dated June 21, 2024, that was filed with the securities regulators in each of the provinces and territories of Canada. The Offering will also be made available to offshore investors on a private placement basis pursuant to prospectus or registration exemptions in accordance with applicable laws.

The Offering is being made only by means of a U.S. and Canadian prospectus supplement and accompanying U.S. and Canadian base shelf prospectus, as applicable. Prospective investors should carefully read the U.S. and Canadian prospectus supplements when available and the accompanying U.S. and Canadian base prospectus and related registration statement. Access to the shelf prospectus supplements, the corresponding base shelf prospectuses and any amendment to the documents is provided in accordance with securities legislation relating to procedures for providing access to a shelf prospectus supplement, a base shelf prospectus and any amendment. Within two business days, copies of the U.S. prospectus supplement and the Canadian prospectus supplement, and the accompanying base prospectuses, as applicable, may be obtained on the SEC’s website at http://www.sec.gov and the SEDAR+ website at http://www.sedarplus.com, respectively. An electronic or paper copy of the shelf prospectus supplements, the corresponding base shelf prospectuses and any amendment to the documents may be obtained, without charge, from National Bank Financial Inc., 130 King Street West, Suite 800, Toronto, Ontario M5X 1J9, by email at NBF-Syndication@bnc.ca or by telephone at (416) 869-8414 by providing the contact with an email address or address, as applicable.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About i-80 Gold Corp.

i-80 Gold Corp. is a Nevada-focused mining company committed to building a mid-tier gold producer through a new development plan to advance its high-quality asset portfolio. The Company is the fourth largest gold mineral resource holder in the state with a pipeline of high-grade exploration projects advancing towards feasibility and one operating project ramping-up toward steady-state, all strategically located in Nevada’s most prolific gold-producing trends. Leveraging its fully permitted central processing facility following an anticipated refurbishment, i-80 Gold is executing a hub-and-spoke regional mining and processing strategy to maximize efficiency and growth. i-80 Gold’s shares are listed on the Toronto Stock Exchange (TSX:IAU) and the NYSE American (NYSE:IAUX). For more information, visit www.i80gold.com.

For further information, please contact:

Leily Omoumi – VP Corporate Development & Strategy

1.866.525.6450

info@i80gold.com

www.i80gold.com

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this release constitute “forward-looking statements” or “forward-looking information” within the meaning of applicable securities laws, including but not limited to statements pertaining to the Offering, including the intended use of proceeds, closing date and ability to obtain necessary regulatory approvals, including those of the NYSE and TSX, the Company’s ability to execute on its new development plan, advance its assets through feasibility toward construction and production, realize its exploration potential, transform into a mid-tier gold producer over the coming years, and become the next major gold story in Nevada. Furthermore, forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company as of the date of such statements, are inherently subject to significant business, economic and competitive uncertainties and contingencies. Such statements can be identified by the use of words such as “may”, “would”, “could”, “will”, “intend”, “expect”, “believe”, “plan”, “anticipate”, “estimate”, “scheduled”, “forecast”, “predict” and other similar terminology, or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. These statements reflect the Company’s current expectations regarding future events, performance and results and speak only as of the date of this release or as of the dates specified in such statements, and are expressly qualified in their entirety by this cautionary statement. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise except as required by applicable law.

Forward-looking statements and information involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. A number of factors could cause actual results to differ materially from the results discussed in the forward-looking statements or information, including, but not limited to: delays to the closing date, the receipt of regulatory approvals and the use of proceeds being applied differently than anticipated or disclosed, material adverse changes, unexpected changes in laws, rules or regulations, or their enforcement by applicable authorities; the failure of parties to contracts with the company to perform as agreed; social or labor unrest; changes in commodity prices; and the failure of exploration programs or studies to deliver anticipated results or results that would justify and support continued exploration, studies, development or operations. For a more detailed discussion of such risks and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, please see “Risks Factors” in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for more information regarding risks pertaining to the Company, which is available on EDGAR at www.sec.gov/edgar and SEDAR+ at www.sedarplus.ca. Readers are encouraged to carefully review these risk factors as well as the Company’s other filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators.

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